UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2013

iGo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-30907	86-0843914
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

17800 North Perimeter Dr., Suite 200,
Scottsdale, Arizona 85255
(Address of principal executive offices, including zip code)

(480) 596-0061

(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On December 23, 2013, iGo, Inc., a Delaware corporation (the “Company”), and Incipio Technologies, Inc., a California corporation (the “Licensee”), entered into an Inventory Purchase and License Agreement (the “License Agreement”), pursuant to which Licensee will manage the manufacture, sales and distribution of the Company’s iGO® branded line of battery, charger, and power supply products and accessories and other future products that may be developed by the Company and Licensee (the “Licensed Products”). The Company believes the License Agreement offers the Company a means to significantly reduce overhead, consistent with its previous cost-saving decisions, by transferring to Licensee the costs of the manufacture and distribution of the Company’s line of products, from which the Company will receive an ongoing revenue stream.

Under the terms of the License Agreement, the Company will grant Licensee a non-exclusive license to use the Company’s iGO® trademarks (the “Marks”) and other intellectual property as necessary for License to manufacture, promote, sell and distribute the Licensed Products worldwide (the “Territory”) through Licensee’s network of distributors and retail partners and the Company’s online store. In consideration for the rights granted under the Agreement, Licensee will pay the Company a percentage of net sales of certain Licensed Products and the net profits of certain other Licensed Product sold in the Territory and Licensee bear all the costs of manufacture, inventory management, distribution and sale of Licensed Products.

Also in consideration for the rights granted under the License Agreement and to facilitate the transition to Licensee’s management of the Company’s iGO® branded line of Licensed Products, Licensee will purchase for resale the Company’s existing, on hand inventory of Licensed Products and outstanding, unfulfilled purchase orders for Licensed Products, except for certain product inventory that has been identified by the Company and Licensee as obsolete or which lacks sufficient market demand. Licensee will purchase such inventory of Licensed Products at pre-determined prices based on the parties’ joint inspection of such inventory, the estimated retail value of such inventory, Licensee’s anticipated costs of reworking, repackaging and distributing such inventory and the current market opportunities for such inventory.

The License Agreement contains customary representations and warranties and indemnities by each of the Company and Licensee. The License Agreement also includes certain restrictions on the ability of the Company to directly or indirectly sell Licensed Products during the term of the License Agreement, except for inventory not otherwise purchased by Licensee.

The License Agreement has a term of two years, which will automatically renew for successive one-year periods unless and until terminated: (i) by a party alleging a material breach of the License Agreement by giving written notice to the other party and a reasonable period of time to cure such breach; (ii) immediately by either party upon the bankruptcy, insolvency, liquidation, dissolution of the other party; (iii) immediately by either party if any material representation or warranty made by a party is found to be materially incorrect or misleading; (iv) ) immediately by either party upon a “change in control” (as defined in the License Agreement) of the other party; and (v) without cause upon six (6) months written notice. Either party may also terminate the License Agreement upon thirty (30) days written notice if the parties are unable to resolve, in good faith, disputes arising under the License Agreement concerning Licensee’s use of the Marks, the quality of the Licensed Products sold by Licensee, or the extent or scope of Licensee’s efforts to manufacture and sell Licensed Products.

During the term of the License Agreement and for a period of six (6) months after expiration or termination of the License Agreement, the Company shall not sell the Marks to any unaffiliated third party unless the Company has first offered the Marks to Licensee at a price not greater than and on material terms no less favorable to Licensee than the price and terms Licensor offers to any third party.

The foregoing description of the License Agreement does not purport to be a complete description of the terms of the License Agreement and is qualified in its entirety by reference to the Agreement, a copy of which is expected to be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2013. Portions of the License Agreement may be omitted in accordance with a request for confidential treatment that the Company expects to submit to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

The License Agreement described herein may contain representations, warranties and covenants of the Company and Licensee. The representations, warranties and covenants contained therein were, unless otherwise expressly stated therein, made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations and exceptions agreed by the parties to such agreement, including being qualified by disclosures exchanged by the parties thereto. The representations and warranties may have been made for the purposes of allocating risk among the parties thereto instead of establishing such matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or others. No one other than the parties to such agreement should rely on such representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or conditions regarding any party thereto or their respective assets or businesses.

Item 8.01     Other Events

On December 23, 2013, the Company and Licensee issued a joint press release to announce the transaction set forth above.  A copy of the joint press release issued by the Company and Licensee is attached as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

Certain statements made in this report are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as “believes”, “expects”, “may”, “should”, “intend” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties.  These forward-looking statements are based largely based on current expectations of future events. If underlying assumptions prove inaccurate or unknown, or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Risks and uncertainties that could cause results to differ materially from those expressed in these forward-looking statements include, among others, the Company’s new dependence on Licensee and its ability to expand and diversify the customer base and product offerings for iGO® products; fluctuations in the Company’s operating results because of: the timing of new product and technology introductions and product enhancements relative to the Company’s competitors, market acceptance of iGO® products, the ability of Licensee to effectively manage the manufacture, sales and distribution of iGO® products, product defects and other product quality problems, the degree and rate of growth in the markets for iGO® products and the accompanying demand for iGO® products; the Company’s reliance on and the risk relating to outsourced manufacturing fulfillment of iGO® products to Licensee. Other factors that could cause actual results to differ materially from those set forth in, contemplated by, or underlying these forward-looking statements are contained in the Company’s periodic reports filed with the SEC, including in its Annual Report on Form 10-K for the year ended December 31, 2012. The Company does not undertake to update the disclosures made herein, and you are urged to read its filings with the SEC.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Joint Press Release of iGo, Inc. and Incipio Technologies, Inc., dated December 23, 2013.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

iGo, Inc.

Date: December 23, 2013	By:	/s/Terry R. Gibson
Terry R. Gibson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Press Release of iGo, Inc. and Incipio Technologies, Inc., dated December 23, 2013.